UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: February 15, 2008
Date of Earliest Event Reported: February 15, 2008

NuRx Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

Nevada	0-26694	87-0681500
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

18 Technology, Suite 130 Irvine, CA		92618
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	(949) 336-7111

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (See General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 REGULATION FD DISCLOSURE

Concurrently with this filing, NuRx Pharmaceuticals, Inc. is disclosing the information attached as Exhibit 99.1 to certain third parties.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(b) Exhibits.

The following exhibit is included in this Report:

99.1	Company Information Sheet, dated February 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 15, 2008	NURX PHARMACEUTICALS, INC. By: /s/ Dr. Harin Padma-Nathan Dr. Harin Padma-Nathan, Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Description
99.1	Company Information Sheet, dated February 2008